Disposal of the assets and investments is represented by the following assets and liabilities (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Disposal of the assets and investments is represented by the following assets and liabilities (Details)
Accounts payables.	$ 372,090	$ 0
Other payables and accrued liabilities.	4,585	0
Long term liabilities.	848,916	0
Total liabilities on disposal	1,225,591	0
Proceeds on disposal	1	0
Total profit on disposal	$ 1,225,592	$ 0